THE KENT FUNDS

                        Supplement dated January 5, 1999
                       to the Prospectus dated May 1, 1998
                     (as supplemented on September 24, 1998)
 .
Proposed Plan of Reorganization
The Board of Trustees has approved a Plan of Reorganization whereby the assets and liabilities of the Limited Term Tax-Free Fund would be transferred to the Intermediate Tax-Free Fund. Proxy materials will be mailed to shareholders of the Limited Term Tax-Free Fund seeking approval of the proposed reorganization. If the reorganization is approved by the shareholders of the Limited Term Tax-Free Fund, shareholders of the Limited Term Tax-Free Fund will become shareholders of the Intermediate Tax-Free Fund upon consummation of the reorganization.

Modification of Investment Policy - Government Money Market Fund
The following paragraph replaces the paragraph entitled "PRINCIPAL INVESTMENTS" within the section entitled "What Funds are Offered? - Government
Money Market Fund":

         PRINCIPAL  INVESTMENTS:  The  Fund  will  invest  exclusively  in  U.S.
         Treasury  bills,  notes  and  other  obligations  issued  by  the  U.S.
         Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.

The following paragraph replaces the first paragraph under the section entitled "What Instruments Do the Funds Invest In?":

         The Funds may also invest in the securities and use the investment techniques described below, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities. Each of these securities and techniques is described in more detail under "Investment Policies" in the SAI.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE


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                                 THE KENT FUNDS

                        Supplement dated January 5, 1999
                                     to the
                       Statement of Additional Information
                                dated May 1, 1998
                     (as supplemented on September 24, 1998)



         Resignation of Trustee

         Effective as of November 13, 1998, Michele Van Dyke resigned as a member of the Board of Trustees of the Kent Funds.


         Modification of Investment Policy - Government Money Market Fund

         The following paragraph replaces the first paragraph under the heading "INVESTMENT POLICIES":

                  The following information  supplements the description of each
         Fund's investment objective and policies as set forth in the prospectus. The investment policies discussed below are applicable to all Funds unless otherwise noted, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.













                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE